COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 5:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Directors and officers indemnification agreements:

The Company, from time to time, has entered into indemnification agreements with several of its directors and officers, in which the Company undertakes to indemnify them, to the fullest extent permitted by law, for acts taken or omitted by them in their respective capacities as directors or officers of the Company. Pursuant to these agreements, the obligations of the Company remain in effect even after the termination of the directors and officers services to or employment with the Company.

b.	Litigation:

The Company is currently not party to any legal proceedings.

c.	Research and development agreements:

The Company, as part of its business activities to support early stage development projects in the biotechnology area, signed in December 2014 an agreement with Yeda Research and Development Company Ltd. ("Yeda") for the development by the academic center of new antibodies originating from specified research at the academic center addressing identified targets of cancer immune modulators. Under the agreement, the Company undertook a funding obligation of further research at the academic center for the development of certain antibodies in pre-clinical selection and trials which may have high selectivity and binding qualities towards cancer immune modulators. Significantly additional development and clinical trials will be required to promote selected antibodies as therapeutic candidates for immune modulation in cancer treatment.

Pursuant to the agreement, the Company alone or through sub-licensees, has the right to obtain the research results and to pursue further development through commercialization. The license consideration due from the Company to Yeda includes royalties from net sales, sub-license fees and fixed fees linked to clinical and commercial sales milestones. From the end of 2015 the agreement with Yeda was extended for additional years to cover and to address additional targets for cancer immune modulators, until 2018. Under the agreement, the Company provided funding under the agreement in a total amount of $75 in 2018.

The Company uses third party services in its research and development activities. The consideration due from the Company for such services includes future considerations which are linked to clinical and commercial milestones of drug-candidates derived from such services.

d.	Lease agreements

The Company entered into a lease agreement in the end of 2015, effective January 1, 2016.  Under the agreement the Company rented offices and lab at the Kiryat Weizmann Science Park in Ness Ziona, Israel. The Company was obliged to pay lease amounts of $215 per year for a period of 2 years. The Company sub leased a substantial portion of its rented area for a period corresponding to its main contractual obligations. Starting 2018, the Company extended the agreement for an additional year, and was granted with an option to extend the agreement for additional years thereafter, decreased the rented area and in parallel decreased the sub leased area. Under the extended agreement, the Company is obliged to pay lease amounts of approximately $137 per year.